EXHIBIT 10.3

SHAREHOLDER VOTING AGREEMENT

This Shareholder Voting Agreement (this “Agreement”) is made and entered into as of November 13, 2017, by and among Heartland Financial USA, Inc., a Delaware corporation (“Heartland”), Signature Bancshares, Inc. (“Signature”), and the other Persons who are signatories hereto (referred to herein individually as a “Shareholder” and collectively as the “Shareholders”).
RECITALS

A.Concurrently with the execution and delivery hereof, Heartland and Signature are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time pursuant to the terms thereof, the “Merger Agreement”), which provides for the merger (the “Merger”) of Signature with and into Heartland.

B.Each Shareholder is the beneficial owner or record owner of the number of shares of common stock, par value $.01 per share (“Common Stock”), of Signature (excluding the KSOP Shares (as defined in Section 1)) as is indicated on the signature page of this Agreement.

C.In consideration of the execution and delivery of the Merger Agreement by Heartland, the Shareholders desire to agree to vote the Shares (as defined herein) over which the Shareholders have voting power so as to facilitate the consummation of the Merger.

NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

1.Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“Beneficial owner,” “beneficially owned” and words of similar import mean such terms as defined and used in Rule 13d-3 under the Exchange Act, except that shares of Common Stock subject to any options granted by Signature to a Shareholder will not be deemed to be beneficially owned by that Shareholder for purposes of this Agreement.

“Constructive Sale” means, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership of such security.

“Expiration Date” means the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article 8 thereof or (ii) the Effective Time.

“KSOP” means Signature’s Employee Stock Ownership Plan and Trust effective April 1, 2015, as amended through the date hereof.

“KSOP Shares” means the shares of Common Stock beneficially owned by a Shareholder indirectly through the KSOP.
“Shares” means (i) all shares of Common Stock of which a Shareholder is the beneficial owner or the record owner, as of the date hereof (other than the KSOP Shares), and (ii) all additional shares of Common Stock of which a Shareholder becomes the beneficial owner or record owner during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (other than shares acquired for an account or subaccount maintained for such Shareholder under the KSOP).
“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or sufferage of an Encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of Law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.
2.Transfer Restrictions. At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, no Shareholder shall, except in connection with the Merger or as the result of the death of such Shareholder, Transfer any of the Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto, unless each Person to which any of such Shares, or any interest in any of such Shares, is or may be Transferred shall have: (a) executed a counterpart of this Agreement, and (b) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

3.Right to Vote.

(a)As of the date hereof and for so long as this Agreement remains in effect (including as of the date of the Signature Shareholder Meeting, which, for purposes of this Agreement, includes any adjournment or postponement thereof), except for this Agreement or as otherwise permitted by this Agreement, each Shareholder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by such Shareholder, in favor of the approval and authorization of the Merger, the Merger Agreement and the other transactions contemplated thereby (collectively, the “Proposed Transaction”) without the consent or approval of, or any other action on the part of, any other Person. Without limiting the generality of the foregoing, no Shareholder has entered into any voting agreement (other than this Agreement) with any Person with respect to any of the Shares, granted any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares (except for the proxy and power of attorney granted under this Agreement), deposited any of the Shares in a voting trust, or entered into any arrangement or agreement with any Person limiting or adversely affecting such Shareholder’s legal power, authority or right to vote the Shares on any matter. If a Shareholder is the beneficial owner, but not the record holder, of the Shares, such Shareholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in favor of the approval and authorization of the Proposed Transaction.

(b)From and after the date hereof, except as otherwise permitted by this Agreement or prohibited by order of a court of competent jurisdiction, no Shareholder will commit any act that could restrict or otherwise adversely affect such Shareholder’s legal power, authority and right to vote all of the Shares then owned of record or beneficially by such Shareholder. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, from and after the date hereof, no Shareholder will enter into any voting agreement with any Person with respect to any of the Shares, grant any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust, or otherwise enter into any agreement or arrangement with any Person limiting or adversely affecting such Shareholder’s legal power, authority or right to vote the Shares in favor of the approval of the Proposed Transaction.

4.Agreement to Vote Shares.

(a)Prior to the Expiration Date, at every meeting of the shareholders of Signature called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of Signature, each Shareholder (solely in the Shareholder’s capacity as such) will appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the Persons appointed as proxies pursuant to Section 5 of this Agreement, vote (i) in favor of approval of the Proposed Transaction, (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposed Transaction, and (iii) against any of the following (to the extent unrelated to the Proposed Transaction): (A) any merger, consolidation or business combination involving Signature or Signature Bank other than the Proposed Transaction; (B) any sale, lease or transfer of all or substantially all of the assets of Signature or Signature Bank; (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Signature or Signature Bank; or (D) any other action that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Proposed Transaction (each of (ii) and (iii), a “Competing Transaction”).

(b)Notwithstanding any other provision of this Agreement, no Shareholder will be required to vote in favor of the Proposed Transaction or in any other manner required pursuant to Section 4(a) (nor will the irrevocable proxy or power of attorney apply) if, and only if, Signature and Heartland amend the Merger Agreement and either (i) such amendment is not approved by the Board of Directors of Signature or a special committee thereof or (ii) such amendment results in the Shareholder receiving different treatment or consideration for such Shareholder’s Shares than is received on a per share basis by the other Shareholders.

5.Grant of Irrevocable Proxy.

(a)Each Shareholder hereby grants to, and appoints, Heartland and each of its executive officers and any of them, in their capacities as officers of Heartland, such Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Shareholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or grant a consent or approval in respect of such Shares in favor of approval and authorization of the Proposed Transaction. The proxy and power of attorney granted by the Shareholder under this Section 5 is irrevocable during the term of this Agreement (to the fullest extent permitted by Law). The proxy and power of attorney granted hereunder will terminate upon the termination of this Agreement.

(b)Each Shareholder represents that any proxies heretofore given in respect of such Shareholder’s Shares that may still be in effect are not irrevocable, and that any such proxies are hereby revoked.

(c)Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked during the term of this Agreement. Each Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.

(d)The attorneys and proxies named in Section 5(a) above may not exercise this irrevocable proxy to vote on any matter except as provided above. Each Shareholder may vote the Shares held by such Shareholder on all other matters.

6.No Solicitation. No Shareholder, solely in such Shareholder’s capacity as a Shareholder, shall directly or indirectly, (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal, (ii)  except as Signature or its Representatives may be permitted pursuant to the Merger Agreement, furnish any information regarding Signature or Signature Bank to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal, (iii) except as Signature or its Representatives may be permitted pursuant to the Merger Agreement, engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction.

7.Action in Shareholder Capacity Only. No Shareholder is making any agreement or understanding herein as a director, officer, employee or agent of Signature or Signature Bank (if a Shareholder holds such position), and nothing in this Agreement (a) will limit or affect any actions or omissions taken by a Shareholder in the Shareholder’s capacity as such a director, officer, employee or agent, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement, or (b) will be construed to prohibit, limit or restrict a Shareholder from exercising such Shareholder’s fiduciary duties as an officer, director, employee or agent of Signature or Signature Bank. Each Shareholder is signing this Agreement solely in such Shareholder’s capacity as a record holder and beneficial owner of Shares, and nothing herein shall limit or affect any actions taken in such Shareholder’s capacity as a director, officer, employee or agent of Signature or Signature Bank.

8.Additional Representations and Warranties of Shareholder. Each Shareholder hereby represents and warrants to Heartland as follows: (a) the Shareholder is the beneficial owner or the record owner of the Shares set forth on the signature page of this Agreement below the Shareholder’s signature free and clear of any and all Encumbrances (except for Encumbrances that will be fully discharged prior to the Effective Time); (b) the Shareholder does not beneficially own any shares of Common Stock of Signature other than the Shares set forth on the signature page of this Agreement below the Shareholder’s signature (other than the KSOP Shares and any shares of Common Stock subject to options granted to the Shareholder by Signature); (c) the Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 5; (d) this Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder enforceable against such Shareholder in accordance with its terms, subject to the Remedies Exception; and (e) the execution and delivery of this Agreement and the performance by the Shareholder of such Shareholder’s agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, Law or arrangement to which the Shareholder is a party or by which the Shareholder (or any of such Shareholder’s assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect the Shareholder’s ability to perform such Shareholder’s obligations under this Agreement or render inaccurate any of the representations made by such Shareholder herein.

9.Exchange of Shares; Waiver of Rights of Appraisal. If the Merger is consummated in accordance with the terms of the Merger Agreement, the Shares will, pursuant to the terms of the Merger Agreement, be exchanged for the consideration provided in the Merger Agreement. Each Shareholder hereby waives any rights to demand purchase of such Shareholder’s Shares at fair market value as a result of the Merger, or rights to dissent from the Merger, that such Shareholder may have.

10.Confidentiality. Each Shareholder recognizes that successful consummation of the transactions contemplated by the Merger Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each Shareholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than such Shareholder’s counsel and advisors, if any) without the prior written consent of Heartland and Signature, except for disclosures that a Shareholder’s counsel advises are necessary in order to fulfill any Law, in which event a Shareholder shall give notice of such disclosure to Heartland and Signature as promptly as practicable so as to enable Heartland and Signature to seek a protective order from a court of competent jurisdiction with respect thereto.

11.Termination. This Agreement shall automatically terminate and be of no further force or effect whatsoever as of the Expiration Date.

12.Miscellaneous Provisions.

(a)Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party to this Agreement unless it shall be in writing and signed by Heartland, Signature and the Shareholder against which it is enforced.

(b)Entire Agreement. This Agreement, the Merger Agreement and the Ancillary Agreements other than this Agreement (to the extent applicable) constitute the entire agreement among the parties to this Agreement and supersede all other prior agreements and understandings and representations and warranties, both written and oral, among or between any of such parties with respect to the subject matter hereof and thereof.

(c)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(d)WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(e)Submission to Jurisdiction. The parties to this Agreement hereby irrevocably submit to the jurisdiction of the courts of the State of Minnesota or of the United States of America located in Hennepin County, Minnesota, solely in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Litigation relating to the interpretation or enforcement of this Agreement, that such parties are not subject thereto or that such Litigation may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. The parties hereto irrevocably agree that all claims with respect to such Litigation will be heard and determined in such courts. The parties to this Agreement hereby consent to and grant to any such courts the jurisdiction over such parties and over the subject matter of such dispute, and agree that mailing of process or other papers in connection with any such Litigation in the manner provided in this Agreement or in such other manner as may be permitted by Law, will be valid and sufficient service thereof.

(f)Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit, as determined by the adjudicating authority with jurisdiction over such action or suit, shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

(g)Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, without limitation, each Shareholder’s estate upon the death of such Shareholder; provided that, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties hereto without the prior written consent of the other parties hereto, except as expressly contemplated by Section 2. Any assignment in violation of the foregoing shall be void and of no effect.

(h)No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(i)Cooperation. Each Shareholder agrees to cooperate fully with Heartland and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Heartland to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Each Shareholder agrees that Heartland and Signature may publish and disclose in the Proxy Statement/Prospectus such Shareholder’s identity and ownership of Shares and the nature of such Shareholder’s commitments, arrangements and understandings under this Agreement.

(j)Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(k)Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

(l)Specific Performance; Injunctive Relief. The parties hereto acknowledge that Heartland and Signature shall be irreparably harmed and that there shall be no adequate remedy at Law for a violation of any of the covenants or agreements of the Shareholders set forth in this Agreement. Therefore, each Shareholder hereby agrees that, in addition to any other remedies that may be available to Heartland or Signature, as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

(m)Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if (i) delivered to the appropriate address by hand or overnight courier (providing proof of delivery), or (ii) sent by e-mail with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (i), in each case to the parties to this Agreement at the following address or e-mail address (or at such other address or e-mail address for such a party as shall be specified by like notice): (A) if to Heartland or Signature, to the address or e-mail address provided in or pursuant to the Merger Agreement, including to the Persons designated therein to receive copies; and (B) if to a Shareholder, to such Shareholder’s address or e-mail address shown below the Shareholder’s signature on the signature pages hereof.

(n)Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties to this Agreement and delivered to the other parties to this Agreement; it being understood that all parties to this Agreement need not sign the same counterpart.

(o)Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(p)Legal Representation. This Agreement was negotiated by the parties to this Agreement with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any such party shall not apply to any construction or interpretation thereof.

(q)Several and Not Joint; Conditions to Closing. Each of the Shareholders makes the representations, warranties and agreements contained herein individually and severally and not jointly with any other Shareholder or Person and only as to the Shares. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required Governmental Authorization and the fulfillment of the conditions set forth in Article 7 of the Merger Agreement, except to the extent that the non-fulfillment of such conditions has been waived by the party entitled to waive such condition.

(r)Merger Agreement Signing. The obligations of a Shareholder set forth in this Agreement will not be effective or binding upon a Shareholder until the Merger Agreement is executed and delivered by each of Heartland and Signature.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

HEARTLAND:

HEARTLAND FINANCIAL USA, INC.

By /s/ Lynn B. Fuller
Name:    Lynn B. Fuller
Title:    Chairman of the Board and
Chief Executive Officer

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SIGNATURE:

SIGNATURE BANCSHARES, INC.

By: /s/ Kenneth D. Brooks
Name:    Kenneth D. Brooks
Title:    President and
Chief Executive Officer

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Kenneth D. Brooks
Kenneth D. Brooks
Address:    c/o Signature Bancshares, Inc.
9800 Bren Road East, Suite 200
Minnetonka, MN 55343
Telephone:    (952) 936-7800
E-Mail:    kbrooks@signaturebankonline.com
Number of Shares: 362,366

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Leif E. Syverson
Leif E. Syverson
Address:    c/o Signature Bancshares, Inc.
9800 Bren Road East, Suite 200
Minnetonka, MN 55343
Telephone:    (952) 936-7800
E-Mail:    lsyverson@signaturebankonline.com
Number of Shares: 427,425

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Daniel W. Dryer
Daniel W. Dryer
Address:    c/o Signature Bancshares, Inc.
9800 Bren Road East, Suite 200
Minnetonka, MN 55343
Telephone:    (952) 936-7800
E-Mail:    dan@leasefinance.com
Number of Shares: 557,608

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Michele L. Boeder
Michele L Boeder
/s/ Terry L. Boeder
Terry L Boeder
as Joint Tenants with Right of Survivorship
Address:

Telephone:
E-Mail:
Number of Shares: 10,000

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Randy T. Morgan
Randy T. Morgan
Address:

Telephone:
E-Mail:
Number of Shares: 100,000

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Ken D. Wilmer
Ken D Wilmer
/s/ Katie N. Wilmer
Katie N Wilmer
as Joint Tenants with Right of Survivorship
Address:

Telephone:
E-Mail:
Number of Shares: 75,000

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Henry E. Syverson
Henry E. Syverson
/s/ Marlene Syverson
Marlene Syverson
as Joint Tenants with Right of Survivorship
Address:

Telephone:
E-Mail:
Number of Shares: 135,000

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Joelle W. Syverson
Joelle W. Syverson
Address:

Telephone:
E-Mail:
Number of Shares: 37,014

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Kenneth L. Syverson
Kenneth L. Syverson
Jane L. Syverson
Jane L. Syverson
as Joint Tenants with Right of Survivorship
Address:

Telephone:
E-Mail:
Number of Shares: 178,582

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Leif E. Syverson
Leif E. Syverson
/s/ Joelle W. Syverson
Joelle W. Syverson
Address:

Telephone:
E-Mail:
Number of Shares: 50,000

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDERS:

/s/ Kristin Gabriel
Kristin Gabriel
/s/ Joelle Syverson
Joelle Syverson
as Trustees of The Revocable Living Trust of Katherine M. Washburn
Address:

Telephone:
E-Mail:
Number of Shares: 409,380

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Thomas Hansen
Thomas Hansen,
as the Trustee of the Dryer Family 2014 Irrevocable Trust #2
Address:

Telephone:
E-Mail:
Number of Shares: 490,196.08

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ John A. Berg
John A. Berg
/s/ Nancy C. Berg
Nancy C. Berg
as Joint Tenants with Right of Survivorship
Address:

Telephone:
E-Mail:
Number of Shares: 340,000

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDERS:

/s/ Daniel A. Koch
Daniel A. Koch
/s/ Cinthia M. Koch
Cinthia M. Koch
as Joint Tenants with Right of Survivorship
Address:

Telephone:
E-Mail:
Number of Shares: 180,000

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Beverly A. Storms
Beverly A. Storms Revocable Trust
Address:

Telephone:
E-Mail:
Number of Shares: 25,000

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDER:

/s/ Eugene H. Storms
Eugene H. Storms Revocable Trust
Address:

Telephone:
E-Mail:
Number of Shares: 100,000

[Signature page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

SHAREHOLDERS:

/s/ Daniel J. Roberts
Daniel J. Roberts
/s/ Mary M. Roberts
Mary M. Roberts
as Joint Tenants with Right of Survivorship
Address:

Telephone:
E-Mail:
Number of Shares: 55,000

[Signature page to Shareholder Voting Agreement]